EXHIBIT 10.2

                     Loan Agreement, dated December 26, 2001
                                     between
         Virginia Commerce Bancorp, Inc. and Provident Bank, as Lender,
                           and related Promissory Note

                                 LOAN AGREEMENT
                                 --------------

         THIS LOAN AGREEMENT (this "Agreement") is dated as of December 26, 2001 by and between VIRGINIA COMMERCE BANCORP, INC., a Virginia corporation (the "Borrower") and PROVIDENT BANK, a Maryland banking corporation (the "Lender"). Virginia Commerce Bank joins in the execution hereof solely to agree to those covenants contained in ARTICLE VI hereof which are applicable to it.

                                    RECITALS

         A. The Borrower has applied to the Lender for a loan in the maximum principal amount of $12,000,000 (the "Loan"), to be used by the Borrower for the uses specified in this Agreement.

         B. The Lender is willing to make the Loan available to the Borrower upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the Loan described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Lender and the Borrower agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         Section 1.1       Certain Defined Terms.
                           ----------------------

         As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Advance" means an advance of the Loan proceeds pursuant to the terms of this Agreement.

         "Bank" means Virginia Commerce Bank, a wholly-owned subsidiary of the Borrower.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

         "Call Report" means the quarterly report of condition and income required to be filed by Bank within 30 days of the end of each calendar quarter with its primary federal regulatory authority.

         "Collateral" has the meaning described in Section 3.1.

         "Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Loan Documents, and (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Loan Documents.

         "Event of Default" has the meaning described in ARTICLE VII.

         "GAAP" means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

         "Laws" means the collective reference to each and all laws, ordinances, statutes, rules, regulations, orders, injunctions, rule of common law, judicial interpretation, writs, or decrees of any Governmental Authority.

         "Lien" means any grant, pledge, security interest, assignment, encumbrance, judgment, lien, claim or charge of any kind, whether perfected or unperfected, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" means the loan proposed to be made by the Lender to the Borrower pursuant to the terms hereof.

         "Loan Documents" means this Agreement, the Note, the Pledge and any and all other documents, instruments or certificates executed and delivered by the Borrower in connection with the Loan, all as the same may be amended, modified, restated, substituted, extended and renewed at any time and from time to time.

         "Note" means the Promissory Note dated of even date herewith in the original principal amount of $12,000,000 made by the Borrower to the order of the Lender.

         "Obligations" means all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower to the Lender under, arising pursuant to, in connection with and/or on account of the Loan or the provisions of this Agreement and/or any of the other Loan Documents, including, without limitation, the principal of, and interest on, late charges, fees, Enforcement Costs and expenses (including, without limitation, reasonable attorneys fees).

         "Person" means and includes an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other organization or entity.

         "Pledge Agreement" means the Pledge and Assignment Agreement dated of even date herewith from the Borrower to the Lender, granting to the Lender a lien on the Collateral.

         "State" means the State of Maryland.

         "Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State of Maryland or in any other jurisdiction, as applicable.

         Section 1.2       Accounting Terms and Other Definitional Provisions.
                           ---------------------------------------------------

         Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Loan Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE II
                                    THE LOAN
                                    --------

         Section 2.1       Loan Amount.
                           -----------

         Subject to the provisions of Sections 2.3 and 2.4 hereof, the Lender hereby agrees to lend to the Borrower sums in the aggregate not to exceed the principal amount of $12,000,000.

         Section 2.2       Note.
                           ----

         The Borrower's obligation to repay the Loan is evidenced by the Note.

         Section 2.3       Advances.
                           --------

         The principal amount of the Loan shall be advanced from time to time upon request from the Borrower, given not less than two (2) Business Days prior to the date that an Advance is to be funded. The Borrower's request may be made orally, but shall be confirmed in writing (which may be sent by facsimile) within twenty-four (24) hours of the making of the request. The Lender's obligation to make Advances shall terminate or, at Lender's option, be suspended following the occurrence and during the continuance of a Default or an Event of Default. The Lender shall not be obligated to make more than eight (8) Advances during the term of the Loan; each advance shall be in an amount not less than Five Hundred Thousand Dollars ($500,000). The Loan is revolving; Advances made and repaid, in whole or in part, may be reborrowed subject to the provisions of the preceding sentence and to the understanding that the principal amount of all outstanding Advances shall not at any time exceed $12,000,000 in the aggregate.

         Section 2.4       Restrictions on Advances.
                           -------------------------

         Unless and until the Lender shall execute with another lender a Participation Agreement acceptable to Lender pursuant to which such other lender shall purchase an interest in the Loan equal to thirty-three and one-third percent (33-1/3%) of the principal balance from time to time outstanding (maximum $4,000,000) and such lender shall have consummated its initial purchase of an interest in the Loan, the Borrower may not request, and the Lender shall not be obligated to make, Advances in excess of Ten Million Five Hundred Thousand Dollars ($10,500,000) in the aggregate at any time outstanding. If the Lender is unable to find a Participant as above set forth, the Borrower shall partially prepay the Note as provided in Section 6 thereof, following which the Borrower may not request, and the Lender shall not be obligated to make, Advances in excess of Eight Million Dollars ($8,000,000) in the aggregate at any time outstanding.

         Section 2.5       Use of Loan Proceeds.
                           ---------------------

         The Borrower shall use the proceeds of the Loans solely to repay current indebtedness of the Borrower owed to Branch Banking and Trust Company (the "BB&T Loan") and to make capital advances to the Bank.

                                   ARTICLE III
                                    SECURITY
                                    --------

         Section 3.1       Collateral.
                           -----------

         As security for the payment and performance of the Obligations, the Borrower has executed and delivered to the Lender the Pledge Agreement, granting to the Lender a Lien on the collateral (the "Collateral") therein described.

         Section 3.2       Costs.
                           ------

         The Borrower agrees to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Lender in connection with the perfection, preservation, protection and/or release of a Lien on the Collateral.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrower represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each request for an Advance under the Loan is submitted and again at the time any Advance is made under the Loan, as follows:

         Section 4.1       Good Standing.
                           --------------

         The Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia and has the power and authority to own its property and to carry on its business in each jurisdiction in which the Borrower does business.

         Section 4.2       Authority and Compliance.
                           -------------------------

         The Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of the Borrower. No consent or approval of any governmental authority or other third party is required as a condition to the validity of any Loan Document. To Borrower's knowledge, the Borrower is in compliance with all Laws to which it is subject, except for such failures of compliance, if any, which do not, individually or in the aggregate, have a material adverse effect on the financial condition of Borrower.

         Section 4.3       Binding Agreement.
                           ------------------

         This Agreement and the other Loan Documents executed by the Borrower constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

         Section 4.4       No Conflicting Agreements.
                           --------------------------

         Except for the BB&T Loan and related Lien, there is no charter, bylaw, stock provision or other document pertaining to the organization, power or authority of the Borrower, no provision of any existing agreement, mortgage, indenture or contract binding on the Borrower or affecting its property, and no Laws which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and/or any of the other Loan Documents.

         Section 4.5       No Defaults.
                           ------------

         The Borrower is in compliance with its covenants and agreements contained in this Agreement and in the other Loan Documents. No Default or Event of Default has occurred and is continuing.

         Section 4.6       Financial Statements and Other Information.
                           -------------------------------------------

         The financial statements of the Borrower heretofore delivered to the Lender have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present the Borrower's financial condition as of the date or dates thereof (subject, in the case of unaudited interim statements, to the absence of notes and to normal year-end audit adjustments that are not material in amount or effect) and there has been no material adverse change in the Borrower's financial condition or operations since the end date of the last financial statements delivered by the Borrower to the Lender. To the best of the Borrower's knowledge, all factual information furnished by the Borrower to the Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to the Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

         Section 4.7       Information.
                           ------------

         The information contained in EXHIBIT A and EXHIBIT B, which are attached to and made a part of this Agreement, is complete and correct.

         Section 4.8       Ownership of Collateral.
                           ------------------------

         The Borrower has good title to the Collateral, free and clear of Liens except those granted to the Lender, and except for the Lien related to the BB&T Loan, which shall be released concurrently with the first funding hereunder.

         Section 4.9       Litigation.
                           -----------

         There is no proceeding involving the Borrower pending or, to the knowledge of the Borrower, threatened before any court or governmental authority, agency, instrumentality or arbitration authority, except any described on EXHIBIT B attached to and made a part of this Agreement.

         Section 4.10      Taxes.
                           -----

         The Borrower has filed all tax returns which it is required to file (or requests for extensions have been timely filed and any such extensions either are pending or have been granted and have not expired).

                                    ARTICLE V
                              CONDITIONS OF LENDING
                              ---------------------

         In addition to the conditions stated elsewhere in this Agreement, the Lender shall not be obligated to consider or to make any Advance under this Agreement unless on the date of the Advance is requested and on the date the Advance is to be made:

         Section 5.1       Representations and Warranties.
                           -------------------------------

         The representations and warranties contained in ARTICLE IV are true and correct as though made on and as of such date. In respect of any reaffirmation of any representation and warranty referring to the contents of Exhibit A and/or Exhibit B, this condition and such representation and warranty shall be deemed to refer to the contents of Exhibit A and/or Exhibit B as it may be updated in connection with such reaffirmation.

         Section 5.2       Compliance.
                           -----------

         The Borrower is in compliance with all of the covenants and agreements contained in this Agreement and in the other Loan Documents.

         Section 5.3       Default.
                           --------

         No Default or Event of Default has occurred and is continuing.

         Section 5.4       No Adverse Change.
                           ------------------

         There shall have been no material adverse change, as reasonably determined by the Lender, in the financial condition of the Borrower.

         Each request for an Advance shall be deemed a representation by the Borrower that the conditions of this Article have been met.

                                   ARTICLE VI
                                   COVENANTS
                                   ---------

         Until full payment and performance of all Obligations, the Borrower and/or the Bank, as applicable, covenants and agrees as follows:

         Section 6.1       Affirmative Covenants.
                           ----------------------

                  6.1.1    Financial Statements and Other Information.
                           -------------------------------------------

                  The Borrower will furnish to the Lender the following financial information in form satisfactory to the Lender:

                  (a) As soon as available, but in no event more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, a copy of the consolidated financial statements for the year in question, audited by an independent certified public accountant and prepared in accordance with generally accepted accounting principles, consistently applied;

                  (b) As soon as available, but in no event more than forty-five
(45) days after the end of each calendar quarter, consolidated financial statements of the Borrower as of the close of such period as filed in connection with the Borrower's Form 10-Q(SB), reviewed in accordance with the requirements for Form 10-Q(SB) by an independent certified public accountant and certified as to accuracy by an authorized officer of the Borrower and the Bank, respectively;

                  (c) The Borrower and the Bank shall provide a covenant compliance certificate, substantially in the form attached hereto as Exhibit C, no later than forty-five days after the end of each calendar quarter; and

                  (d) Within five (5) business days after receipt, a copy of each notice regarding capital adequacy received from a regulatory authority having jurisdiction over the Borrower and/or the Bank, provided, however, that Borrower and the Bank shall not be required to provide Lender with a copy of any examination report or other correspondence which applicable Law prohibits the Borrower or Bank from disclosing, in which case, the Borrower or Bank, as the case may be, shall provide Lender with a written certification of the capital category reflected in such notice of capital adequacy.

                  (e) Within five (5) Business Days after filing, a copy the Bank's Call Report.

                  6.1.2    Accounting; Books and Records.
                           ------------------------------

                  The Borrower will maintain a system of accounting reasonably satisfactory to the Lender and in accordance with GAAP applied on a consistent basis throughout the period involved and permit the Lender's officers or authorized representatives to visit and inspect upon reasonable notice the Borrower's books of account and other records at such reasonable times and as often as the Lender may desire, provided that such inspections shall not unduly disrupt or interfere with normal business operations. Unless written notice of another location is given to the Lender, the Borrower's books and records will be located at the Borrower's chief executive office described on EXHIBIT A.

                  6.1.3    Existence and Compliance.
                           -------------------------

                  Each of the Borrower and the Bank will maintain its existence, good standing and qualification to do business wherever required, and will comply with all Laws applicable to it or to any of its property, business operations and transactions, except where such failure will not have an adverse material effect on the Borrower or the Bank, taken as a whole.

                  6.1.4    Insurance.
                           ----------

                  The Borrower will maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity.

                  6.1.5    Taxes and Other Obligations.
                           ----------------------------

                  The Borrower will pay when due all of its taxes, other governmental assessments, indebtedness for borrowed money, leases, and other obligations as the same become due and payable, except, with respect to taxes and governmental assessments, to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner, no Lien has been imposed with respect thereto, and the Lender is satisfied that the Borrower at all times has the financial ability to pay the disputed taxes and governmental assessments, with all interest and penalties, without materially and adversely affecting the Borrower's financial condition.

                  6.1.6    Regulatory Classification.
                           --------------------------

                           (a) The Bank will maintain leverage and risk-based
regulatory capital at levels sufficient to be categorized as "adequately capitalized" within the meaning of Section 38 of the Federal Deposit Insurance Act (the "FDIA") and the regulations adopted by the appropriate Governmental Authority. The Bank and/or the Borrower shall advise the Lender within ten (10) calendar days after receipt of notice that the Bank's capital category is lower than adequately capitalized.

                           (b) The Bank will maintain leverage and risk-based
regulatory capital at levels sufficient to be categorized as "well capitalized" within the meaning of Section 38 of the FDIA and the regulations adopted by the appropriate Governmental Authority as of each calendar quarter end. The Borrower will provide a quarterly covenant compliance certificate within forty-five (45) days of quarter end.

                  In the event of a default of this covenant, the Bank will have a ninety (90) day cure period from the end of the calendar quarter in which to achieve a well capitalized rating. The covenant compliance certificate for the calendar quarter following the calendar quarter in which a default has occurred must indicate a well capitalized rating as reported by the Borrower in the quarterly covenant compliance certificate.

         Section 6.2       Negative Covenants.
                           -------------------

                  Until full payment and performance of all Obligations, the Borrower and/or the Bank, as applicable, covenants and agrees as follows:

                  6.2.1    Indebtedness.
                           -------------

                  The Borrower shall not incur or become liable for any indebtedness other than the Loan. The Bank may use Fed funds Lines, general deposits, and repo liabilities in the ordinary course of business. The Bank may obtain advances under its Federal Home Loan Bank ("FHLB") line not to exceed $10 million dollars under the condition that the advance(s) will not result in a default of any covenant herein on a proforma basis and under the condition that at the time of the advance the Bank must be in compliance with all of its financial covenants. The Bank will provide analyses demonstrating the impact of the FHLB loans on a proforma basis.

                  6.2.2    Character of Business.
                           ----------------------

                  Neither the Borrower nor the Bank will change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

                  6.2.3    Loans Outstanding from Bank.
                           ----------------------------

                  (a) Loans outstanding from the Bank which are past due for a period of ninety (90) days or more, including loans placed on a non-accrual basis, shall not exceed one and one-half percent (1-1/2%) of the Bank's total loans outstanding for two (2) consecutive quarters. This covenant shall be measured on a calendar quarter basis with a requirement that the Borrower provide a quarterly covenant compliance certificate within forty-five (45) days of quarter end. The covenant compliance certificate will be verified and must reconcile with the information on the Call Reports.

                  (b) Loans outstanding from the Bank which are past due for a period of ninety (90) days or more, including loans placed on a non-accrual basis, shall not exceed two and one-half percent (2-1/2%) of the Bank's total loans outstanding in any one quarter. This covenant shall be measured on a calendar quarter basis with a requirement that Borrower provide a quarterly covenant compliance certificate within forty-five (45) days of quarter end. The covenant compliance certificate will be verified and must reconcile with the information on the Call Reports. If the foregoing covenant is breached, the Borrower shall provide the Lender with a plan acceptable to the Lender to cure the default within forty-five (45) days of quarter end, together with the covenant compliance certificate. If the plan is not acceptable to the Lender, the Borrower shall have forty-five (45) additional days to repay the Loan.

                  (c) Loans outstanding from the Bank which are past due for a period of ninety (90) days or more, including loans placed on a non-accrual basis, shall not exceed four and one half (4.5%) of the Bank's total loans outstanding at anytime. The Bank and/or the Borrower shall advise the Lender within ten (10) calendar days if loans outstanding from the Bank which are past due for a period of ninety (90) days or more, including loans placed on a non-accrual basis, exceed four and one half (4.5%) of the Bank's total loans outstanding.

                                   ARTICLE VII
                                     DEFAULT
                                     -------

         Section 7.1       Events of  Default.
                           -------------------

         The Borrower shall be in default under this Agreement and under each of the other Loan Documents upon the occurrence of any one or more of the following (each, an "Event of Default" and collectively, the "Events of Default"):

         (a) There occurs any failure to pay within ten (10) days after the date when due any amounts owing under the Loan or the Obligations;

         (b) Any representation or warranty made in this Agreement or in connection with this Agreement or any of the other Loan Documents shall prove to have been false or misleading in any material respect when made (or, if applicable, when reaffirmed);

         (c) The Borrower or the Bank, as appropriate, fails to timely and properly observe, keep or perform, any term, covenant, agreement or condition in this Agreement, other than those relating to the payment of amounts owing under the Loan or the Obligations; expressly subject, however, to the grace periods in Sections 6.1.6(b) and 6.2.3(a) hereof;

         (d) An Event of Default shall have occurred and remain uncured under any other Loan Document;

         (e) The Borrower or the Bank (i) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator, or (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, or (iii) makes a general assignment for the benefit of creditors, or (iv) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of the Borrower or the Bank) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law, or (v) files an answer admitting the material allegations of a petition filed against the Borrower or the Bank in any bankruptcy, reorganization or insolvency proceeding;

         (f) An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating the Borrower or the Bank and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days from the date entered;

         (g) The Borrower defaults in the payment of any indebtedness other than the Loan, and such default remains uncured beyond any applicable cure period; or

         (h) Unless the written consent of the Lender is previously obtained, the sale of all or substantially all of the business assets of the Borrower or the Bank, or the commencement of any proceeding to dissolve or liquidate the Borrower or the Bank, or the occurrence of any change in the form of business entity through which the Borrower or the Bank presently conducts its business.

         Section 7.2       Rights And Remedies.
                           --------------------

         Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

                  7.2.1    Acceleration.
                           -------------

                  The Lender may declare the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Loan Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrower hereby waives.

                  7.2.2    Further Advances.
                           -----------------

                  The Lender may without notice to the Borrower suspend, terminate or limit any further Advances under this Agreement.

                  7.2.3    Other Remedies.
                           ---------------

                  The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Loan Documents, and/or under applicable Laws. The Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender.

                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

         Section 8.1       Notices.
                           --------

         All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing, hand delivered, sent by nationally recognized overnight courier or mailed by certified mail, return receipt requested, postage prepaid, addressed to the Borrower at the mailing address of the Borrower (which is also the mailing address of the Bank) set forth on EXHIBIT A which is attached to and a part of this Agreement and to the Lender at the following address:

                  Lender:  Provident Bank
                           114 East Lexington Street
                           Baltimore, Maryland 21202
                           Attn:   Samuel B. Bayne, Jr.
                                   Vice President

or to such other address as any party may designate by written notice to the other party. Except as expressly provided in

Section 2.3 hereof, each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by nationally recognized overnight courier service, on the Business Day next following the day on which the notice is delivered to such courier; or (c) if sent by mail, upon the earlier of the date of receipt or three (3) Business Days after deposit in the U.S. Mail.

         Section 8.2       Cumulative Rights and No Waiver.
                           --------------------------------

         Each and every right granted to the Lender under any Loan Document, or allowed it by law or equity, shall be cumulative of each other and may be exercised in addition to any and all other rights of the Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right preclude any other or future exercise thereof or the exercise of any other right. The Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or future notice or demand in similar or other circumstances unless expressly required in this Agreement.

         Section 8.3       Costs, Expenses and Attorney's Fees.
                           ------------------------------------

         The Borrower shall pay to the Lender ON DEMAND the full amount of all expenses, charges, costs, taxes, and fees including, without limitation, reasonable counsel fees to the extent permitted by applicable Laws, whether incurred prior to the institution of any suit or other proceeding or otherwise incurred by or on behalf of the Lender in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, (b) the Lender's continued administration thereof, and (c) the perfection, collection, maintenance, preservation, inspection, insuring, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral or the enforcement or collection of the Obligations.

         Section 8.4       Applicable Law.
                           ---------------

         This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the Laws of the State of Maryland and any applicable United States federal law.

         Section 8.5       Amendment; Other Provisions.
                           ----------------------------

          No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Lender, and then shall be effective only in the specified instance and for the purpose for which given. This Agreement is binding upon and shall inure to the benefit of the Borrower and the Lender and, to the extent applicable thereto, the Bank, and their respective successors and assigns; however, no assignment or other transfer of the Borrower's rights or obligations hereunder shall be made or be effective without the Lender's prior written consent, nor shall it relieve the Borrower of any obligations hereunder. There is no third party beneficiary of this Agreement. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8.6       Documents.
                           ----------

         All documents, certificates and other items required under this Agreement to be executed and/or delivered to the Lender shall be in form and content satisfactory to the Lender and its counsel.

         Section 8.7       Partial Invalidity.
                           -------------------

         The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any Person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances.

         Section 8.8       Survivability.
                           --------------

         All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall continue in full force and effect until the Obligations are paid in full.

         Section 8.9       Entire Agreement.
                           -----------------

         This Agreement is intended by the Lender and the Borrower to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Borrower shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

         Section 8.10      Headings.
                           ---------

         The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8.11      NO ORAL AGREEMENT.
                           ------------------

         THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 8.12      WAIVER OF TRIAL BY JURY.
                           ------------------------

         THE BORROWER AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE LOAN DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by the Borrower and the Lender, and the Borrower and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section 8.13      Confidentiality.
                           ----------------

         Lender acknowledges and agrees that (i) the information provided to Lender hereunder is proprietary and confidential; (ii) it shall it shall hold all information provided to the Lender, in any form whatsoever, in the utmost confidence, in accordance with the provisions of any applicable Laws, and (iii) shall not use, nor knowingly permit others to use, any such information for any purpose other than to administer the Loan and monitor the compliance of Borrower with the provisions of the Loan Documents. Notwithstanding the foregoing, nothing in this Section 8.13 shall preclude Lender from providing information provided to Lender hereunder to any financial institution participating a portion of the Loan, provided that such financial institution agrees in writing to be bound by the provisions of this Section 8.13.

Section 8.14      Time of Performance.
                  --------------------

Notwithstanding anything to the contrary contained herein, in the event that the day by which performance is due is not a Business Day, then the performance shall be deemed to be timely if accomplished not later than the close of business on the first Business Day following the day on which performance was due.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS OR ATTEST:                    VIRGINIA COMMERCE BANCORP, INC.


---------------------------           By:                                 (Seal)
                                         ---------------------------------
                                         Name:
                                         Title:


WITNESS OR ATTEST:                    PROVIDENT BANK



---------------------------           By:                                 (Seal)
                                         ---------------------------------
                                         Name:   Samuel B. Bayne, Jr.
                                         Title:  Vice President


For the limited purposes herein set forth:

WITNESS OR ATTEST:                    VIRGINIA COMMERCE BANK



---------------------------           By:                                 (Seal)
                                         ---------------------------------
                                         Name:
                                         Title:

                                 PROMISSORY NOTE
                                 ---------------

$12,000,000                                        Arlington, Virginia
                                                              December ___, 2001


         FOR VALUE RECEIVED, VIRGINIA COMMERCE BANCORP, INC., a Virginia corporation (the "Borrower"), promises to pay to the order of PROVIDENT BANK, a Maryland banking corporation, its successors and assigns (the "Lender"), the principal sum of TWELVE MILLION DOLLARS ($12,000,000), or so much thereof as shall have been advanced and remain outstanding from time to time (the "Principal Sum"), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. Interest. (a) With respect to each advance (an "Advance") of the Principal Sum under the Loan Agreement (as hereinafter defined) and, again at the end of each Interest Period with respect to such Advance until such Advance is repaid in full, such Advance shall bear interest at a fixed rate equal to the Libor Rate (as hereinafter defined) plus two hundred (200) basis points per annum for a period of ninety (90) days (each, an "Interest Period"), but not to exceed the maturity date of this Note; provided, however, that in no event shall the interest rate payable with respect to any Interest Period be less than (4.85 %) per annum. As used herein, the term "Libor Rate" means the weighted average (rounded upward, if necessary, to the nearest one-hundredth of one percent) of the USD London Interbank Offered Rates for the designated Interest Period, determined as of 11:00 a.m. London Time on the second (2nd) Eurodollar Business Day next preceding the first day of each Interest Period, as reported by Bloomberg Business News or any other source selected by Lender as Lender and Borrower shall mutually agree upon, as such rate is adjusted in accordance with the Lender's standard practices for reserves and other requirements. The term "Eurodollar Business Day" shall mean a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions. The term "Business Day" shall mean any day that is not a Saturday, Sunday or a day on which banks are required or permitted to be closed in the State of Maryland.

            (b) All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at a rate or rates calculated as provided above, shall be payable as follows:

            (a) Interest only, payable quarterly, on the last day of each March, June, September and December hereafter, until the Principal Sum is paid in full; and

            (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on December ___, 2004.

         3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), each Advance then outstanding shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to two hundred (200) basis points per annum in excess of the interest rate otherwise applicable to such Advance, determined as provided in Section 1(a) hereof.

         4. Late Charges. In the event that any payment due under the terms of this Note is not received by the Lender within fifteen (15) days of the date such payment is due (inclusive of the date when due), the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         5. Application and Place of Payments. All payments made on account of this Note, excluding prepayments, shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office at 114 East Lexington Street, Baltimore, Maryland 21202, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

         6. Prepayment. (a) Voluntary. The Borrower may prepay the Principal Sum, or any Advance, in whole or in part, at any time or from time to time, subject to payment with respect to any Advance whose Interest Period has not matured of a prepayment premium in an amount equal to the Lender's reasonable estimate of loss, if any, which would result from the reinvestment of the prepaid Principal Sum in United States Treasury Securities for the remaining term of the Interest Period applicable to such Advance. In the absence of manifest error, the prepayment premium determined by Lender shall be deemed to be presumptively correct. In the event that the Borrower is acquired, the prepayment premium will be waived.

            (b) Mandatory. If the Lender shall not have executed on or before April 30, 2002 a Participation Agreement pursuant to the terms of Section 2.4 of the Loan Agreement (as hereinafter defined) pursuant to which the participating lender has purchased its initial interest in the loan evidenced hereby, the Borrower shall prepay the Loan on or before June 30, 2002 by an amount necessary to reduce the principal balance to Eight Million Dollars ($8,000,000). Any such prepayment shall not be subject to a prepayment premium.

            (c) General. All prepayments shall be applied first to the payment of any prepayment premium determined by the Lender to be payable and thereafter to the Advance or Advances designated by the Borrower

         7. Security; Other Loan Documents. This Note is secured as provided in a Pledge and Assignment Agreement dated of even date herewith (the "Pledge Agreement") by the Borrower in favor of the Lender. The Principal Sum shall be advanced pursuant to the terms and conditions of a Loan Agreement also dated of even date herewith (the "Loan Agreement") between the Lender and the Borrower. The term "Loan Documents" as used in this Note shall mean collectively this Note, the Guaranty, the Pledge Agreement, the Loan Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower evidencing, securing, or given in connection with this Note or the Principal Sum evidenced hereby.

         8. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

            (a) The failure of the Borrower to pay to the Lender within ten (10) days after the date when due any and all amounts payable by the Borrower to the Lender under the terms of this Note; or

            (b) The occurrence of an event of default under the terms and conditions of any of the other Loan Documents, which event of default remains uncured beyond any applicable grace and/or cure period provided therefor.

         9. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without further notice to the Borrower or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and any endorsers, guarantors, or other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, or any such guarantors and endorsers.

         10. Confessed Judgment. Upon the occurrence of an Event of Default, the Borrower hereby authorizes any attorney designated by the Lender or any clerk of any court of record to appear for the Borrower in any court of record and to confess judgment without prior hearing against the Borrower in favor of the Lender for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts payable by the

Borrower to the Lender under the terms of this Note or any of the other Loan Documents, costs of suit, and attorneys' fees of five percent (5%) of the unpaid Principal Sum and interest then due hereunder. Notwithstanding any other provision of this Section 10, the Lender acknowledges that attorneys' fees are stated to be five percent (5%) solely for purposes of fixing a sum certain for which judgment can be entered by confession; the Lender agrees that in enforcing any judgment by confession, Lender shall not demand, solely with respect to attorneys' fees incurred by the Lender in connection with such indebtedness after such judgment is rendered, any amounts in excess of the actual aggregate amount of attorneys' fees charged or billed to the Lender. The Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

         11. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

         12. WAIVER OF TRIAL BY JURY. The Borrower and the Lender hereby waive trial by jury in any action or proceeding to which the Borrower and the Lender may be parties, arising out of or in any way pertaining to (a) this Note and (b) the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by the Borrower, and the Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower further represents that it has been represented in the signing of this Note and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

         13. Expenses. The Borrower promises to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

         14. Notices. Any notice, request, or demand to or upon the Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with the provisions of the Loan Agreement.

         15. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         16. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         17. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         18. Governing Law. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         19. Sale of Note. This Note and the other Loan Documents may be placed, assigned, serviced and/or participated out by the Lender and/or its successors and assigns. The Borrower hereby grants the Lender its consent to the disclosure and dissemination of financial records in connection with any sale of this Note or participating interest in this Note to the extent necessary to satisfy the requirements of a purchaser or a participant.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized officer(s) as of the date first written above.

WITNESS OR ATTEST:                 VIRGINIA COMMERCE BANCORP, INC.


-------------------------          By:                           (SEAL)
                                      ----------------------------
                                      Name:
                                      Title: